Filed Pursuant to Rule 497(a)
File No. 333-222419
Rule 482ad
OFS CAPITAL CORPORATION
$50,000,000
5.95% Notes Due 2026

Pricing Term Sheet
October 9, 2019

The following sets forth the final terms of the 5.95% Notes due 2026 (the “Notes”) and should only be read together with the preliminary prospectus supplement dated October 8, 2019, together with the accompanying prospectus dated June 25, 2019, relating to the Notes (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	OFS Capital Corporation (the “Company”)

Title of the Securities:	5.95% Notes due 2026 (the “Notes”)

Private Rating:*	Egan-Jones Ratings Company: BBB+

Initial Aggregate Principal Amount Being Offered:	$50,000,000

Over-Allotment Option:	$7,500,000 aggregate principal amount of Notes within 30 days of the date hereof solely to cover over-allotments, if any.

Initial Public Offering Price:	100% of aggregate principal amount ($25 per Note)

Principal Payable at Maturity:	100% of the aggregate principal amount.

Type of Note:	Fixed-rate note

Listing:	The Company intends to list the Notes on The Nasdaq Global Select Market within 30 days of the original issue date under the trading symbol “OFSSI”.

Stated Maturity Date:	October 31, 2026

Interest Rate:	5.95% per year

Underwriting Discount:	3.125% (or $1,562,500 total assuming the over-allotment option is not exercised)

Net Proceeds to the Issuer, before Expenses:	96.875% (or $48,437,500 total assuming the over-allotment option is not exercised)

Day Count Basis:	360-day year of twelve 30-day months

Trade Date:	October 9, 2019

Settlement Date:**	October 15, 2019 (T+3)

Date Interest Starts Accruing:	October 15, 2019

Interest Payment Dates:
Every January 31, April 30, July 31 and October 31, commencing January 31, 2020. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest Periods:
The initial interest period will be the period from and including October 15, 2019, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Specified Currency:	U.S. Dollars

Denominations:	The Company will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business Day:
Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York or another place of payment are authorized or obligated by law or executive order to close.

Optional Redemption:
The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after October 31, 2021 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.

CUSIP / ISIN:	67103B 506 / US67103B5066

Joint Book-running Managers:	Ladenburg Thalmann & Co. Inc., Janney Montgomery Scott LLC, BB&T Capital Markets, a division of BB&T Securities LLC

Lead Managers:	Incapital LLC and National Securities Corporation

Trustee, Paying Agent, and Security Registrar:	U.S. Bank National Association

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**    Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing or the next two succeeding business days will be required, by virtue of the fact that the Notes initially will settle T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date of pricing or the next two succeeding business days should consult their own advisor.

This pricing term sheet, the Preliminary Prospectus and the pricing press release are not offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any jurisdiction where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related preliminary prospectus supplement, copies of which may be obtained from Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, or: 1-800-573-2541, or: prospectus@ladenburg.com.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated October 8, 2019, and accompanying prospectus, dated June 25, 2019, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.